Exhibit 10.1
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SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.]
AMENDED AND RESTATED
WRIGHT EXPRESS CORPORATION
SHORT-TERM INCENTIVE PROGRAM
ARTICLE 1- PURPOSE OF PROGRAM
Wright Express Corporation has adopted this Short-Term Incentive Program (“STIP”) to attract and retain high-performing employees; to provide incentives for eligible employees to achieve specified company, department and/or individual performance goals; and to reward such employees for the achievement of specified goals on an annual basis. The Short-Term Incentive Program is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.
ARTICLE 2- DEFINITIONS
Wherever used in this document, the following terms have the meanings set forth below.
2.1 Appendix means an Appendix to this Program document containing targets, payment metrics, and other terms of the Program (or modifications thereof) applicable to a specific Plan Year. The Appendices shall be considered part of the Program document.
2.2 Company means Wright Express Corporation and/or Wright Express Financial Services Corporation.
2.3 Eligible Earnings means total gross pay for the applicable Plan Year, First Half-Year Period, or Second Half-Year Period (or the portion thereof during which the Participant is actively employed and eligible to participate in the STIP), including, salary or wages classified by the Company as regular; paid time off (PTO), whether planned or unplanned; holiday; bereavement; jury duty; retroactive pay; overtime pay; shift differential; language differential; and excluding, salary or wages classified by the Company as disability pay, commission/incentive pay, and bonuses. Under no circumstances shall the same earnings be applicable for more than one period covered by the Plan or included from a period in which the employee was not a Participant in accordance with section 2.6.
2.4 Effective Date means January 1, 2009.
2.5 MBO means management by objectives.
2.6 Participant means an eligible employee who participates in the Program for a Plan Year, First Half-Year Period or Second Half-Year Period in accordance with Article 3.
2.7 Plan Year means the fiscal year of the Company; as of the Effective Date, the Plan Year is the calendar year.

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2.8 First Half-Year Period means the six-month period beginning on January 1st and ending on June 30th of the Plan Year.
2.9 Second Half-Year Period means the six-month period beginning on July 1st and ending on December 31st of the Plan Year.
2.10 Program means this Wright Express Corporation Short-Term Incentive Program, as amended from time to time, including the provisions of any Appendix, which are incorporated herein.
ARTICLE 3- PARTICIPATION
3.1 Eligible Employees
Each full-time regular or part-time regular employee of the Company who meets the following requirements shall be a Participant for a Plan Year:
     (a) The employee is not eligible for payout under a subsidiary bonus program, a commission plan, or a high performance pay plan of the Company; and
     (b) The employee commences employment on or before November 1 of the applicable year; and
     (c) The employee is generally considered a manager, director, vice president, senior vice president, executive vice president, or chief executive officer within the Company’s human resources information system; and
     (d) Except as provided in Section 3.2, the employee is actively employed on the bonus payment date for the applicable year.
Each full-time or part time regular employee of the Company who meets the following requirements shall be a Participant for a First Half-Year Period:
     (a) The employee is not eligible for payout under a subsidiary bonus program, a commission plan, or a high performance pay plan of the Company; and
     (b) Except as provided in Section 3.2, the employee is actively employed on the bonus payment date for the applicable half year; and
     (c) The employee is generally categorized as an individual contributor or a team leader within the Company’s human resources information system; and
     (d) The employee commences employment on or before May 1 of the Plan Year.

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Each full-time or part time regular employee of the Company who meets the following requirements shall be a Participant for a Second Half-Year Period:
     (e) The employee is not eligible for payout under a subsidiary bonus program, a commission plan, or a high performance pay plan of the Company; and
     (f) Except as provided in Section 3.2, the employee is actively employed on the bonus payment date for the applicable half year; and
     (g) The employee is generally categorized as an individual contributor or a team leader within the Company’s human resources information system; and
     (h) The employee commences employment on or before November 1 of the Plan Year.
3.2 Special Rules
     (a) A Participant who dies or becomes totally disabled during a Plan Year, First Half-Year Period, or Second Half-Year Period (as determined under the Company’s Long-Term Disability program) may receive a pro-rated bonus for the applicable year or half-year based on his or her Eligible Earnings during the period of the Participant’s active employment. Any bonus payable to a deceased Participant shall be paid to his or her personal representative.
     (b) A Participant who is not actively employed on the bonus payment date for a Plan Year, First Half-Year Period, or Second Half-Year Period due to an approved leave of absence may receive a bonus for the applicable year or half-year based on his or her Eligible Earnings during the period of the Participant’s active employment upon his or her return to active employment by the Company.
     (c) A Participant who shall be the subject of a Performance Improvement Plan and continues to be the subject of a Performance Improvement Plan at the time payments are made under Section 5.1 of the Program shall not be eligible to receive a payment until he or she has successfully met the requirements of the Performance Improvement Plan.
ARTICLE 4- INCENTIVES
The Corporate and Executive Officer MBOs for each Plan Year shall be approved by the Compensation Committee of the Company’s Board of Directors, or its delegate.
An Individual Effectiveness Factor (“IEF”) shall be assigned to an employee classified as

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an “associate” based on criteria established by the Company. The IEF for each associate shall be initially established at 1.00. An associate’s IEF for a Plan Year or Second Half-Year Period may be adjusted down, but not below 0.80, or up, but not above 1.20, by action of his or her supervisor with the approval of his or her division Senior Vice President, or Executive Vice President as applicable, and the Company’s Chairman and Chief Executive Officer. However, the foregoing adjustments (in the aggregate) must not increase the total amount payable under the Program for the given year or half-year. In this regard, neither the CEO nor any other executive officer is to be considered as an “associate.”
The performance measures applicable to a Plan Year, First Half-Year Period, or Second Half-Year Period shall be set out in the Appendix.
ARTICLE 5- PAYMENTS
5.1 Time and Form
Bonuses shall be calculated and paid in a single payment for the applicable year or half-year, by no later than March 31 of the following year.
5.2 Position Changes
“Position changes” include promotions, demotions, and transfers between positions and/or departments. All calculations shall be made based on each Participant’s applicable Eligible Earnings and the Participant’s position and STIP percentage at the end of the applicable performance period. If a position change results in a Participant moving from eligibility for Full-Year participation to eligibility for Half-Year participation after the First Half-Year has been measured and paid out, the Eligible Earnings for the entire year will be utilized in calculating the Participant’s Second Half-Year payout.
5.3 Taxes
All federal, state or local taxes that the Program Administrator determines are required to be withheld from any payments made under the Program shall be withheld.
ARTICLE 6- ADMINISTRATION
6.1 Program Administrator
The Program shall be administered by the Compensation Committee of the Company’s Board of Directors, which may delegate administrative responsibility in whole or in part to the Chairman and Chief Executive Officer and/or the Senior Vice President, Human Resources (“Administrators”), subject to any requirements for review and approval that may be established by the Compensation Committee. In all areas not specifically reserved for such review and approval, the decisions of the applicable Administrator shall be binding on the Company and each eligible employee under Article 3. Notwithstanding

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the foregoing, the Compensation Committee may not modify MBOs or other performance criteria during a Plan Year so as to increase the payment to a Section 162(m) Participant (as defined below) or exercise its discretion to increase the amount of incentive pay that would otherwise be due a Section 162(m) Participant upon attainment of a performance goal.
6.2 Claims
Claims regarding payments under the Program shall be directed to a Participant’s direct supervisor and/or the Company’s Compensation Department. Any claim regarding the amount of any bonus payment hereunder shall be made within 30 days of the date of such payment, or shall be forfeited.
ARTICLE 7- AMENDMENT AND TERMINATION
The Company reserves the right to terminate, amend, modify and/or restate this Program, in whole or in part, at will at any time, with or without advance notice.
ARTICLE 8- MISCELLANEOUS
8.1 Payment Adjustments and Special Circumstances
The Compensation Committee shall have the authority to adjust payments under the Program (upward or downward) at its discretion. Subject to the approval of the Compensation Committee, the Chairman and Chief Executive Officer and the Senior Vice President, Human Resources, acting together, shall have the power to adjust payments under the Program (upward or downward) as and to the extent appropriate to achieve the stated goals and purposes of the Program and may approve exceptions to the Program under special circumstances, to avoid undue hardship with respect to a Participant. Notwithstanding the foregoing, neither the Compensation Committee, the Chairman and CEO, the Senior Vice President, Human Resources, nor any other person may increase or accelerate the payment due to any Section 162(m) Participant with respect to any Plan Year. The term “Section 162(m) Participant” shall mean the Chairman and CEO and each of the four highest paid officers of the Company (other than the President and CEO) on the last day of the taxable year, for purposes of the executive compensation disclosure rules under the Securities Exchange Act of 1934.
8.2 Information
The Program Administrators shall be responsible for ensuring effective communication of the Program to eligible employees. Copies of the Program shall be available to all Participants. All modifications and changes to the Program shall be appropriately documented and communicated to Participants.

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8.3 No Guarantee of Payment
The Company does not guarantee payment of any bonus amounts hereunder, except to the extent that payment is required by applicable law.
8.4 Limitation of Employees’ Rights
Nothing contained in the Program shall confer upon any person a right to be employed or to continue in the employ of the Employer, or interfere in any way with the right of the Employer to terminate the employment of a Participant at any time, with or without cause.
IN WITNESS WHEREOF, Wright Express Corporation has caused this document to be executed by its duly authorized officer this 10th day of March, 2009.

WRIGHT EXPRESS CORPORATION
By:	/s/ Robert C. Cornett
Robert C. Cornett
Its:	Senior Vice President, Human Resources

     Date: March 10, 2009

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APPENDIX I
2009 STIP FACTORS
STIP Weightings for Plan Year Calculations and Payout

		Strategic or
	Adj Net	Operational
	Income	MBO
SVP and Above	60%	40%
Vice Presidents, Directors and Managers	60%	40%
Team Leaders and Associates	100%	N/A
Payout Levels
In 2009, the Company must achieve at least threshold results for Adjusted Net Income in order to pay out any portion of the Short Term Incentive Program.

Performance Results	Payout %
Threshold	25%
Threshold/Target	62.5%
Target	100%
Target/Max	150%
Max	200%
Note: Payout levels must be fully achieved for payout. Payout levels of the corporate metric payout levels are incrementalized. Certain other objectively measurable MBOs will also be incrementalized. All other MBOs are paid at the lowest performance result level achieved unless identified as an incrementalized MBO. If actual performance for strategic or operational MBOs falls between target and target/max, which is the midpoint between target and max, payout is at target. If performance falls between target/max and maximum levels, payout is at target/max
MBOs
Corporate MBOs:

	Threshold	Target	Maximum
Performance Goal	Performance	Performance	Performance
Adj Net Income Full-Year[1]	$ [**]m	$ [**]m	$ [**]m
Adj Net Income First Half-Year[2]	$[**]m	$[**]m	$[**]m
Adj Net Income Second Half-Year[3]	Set by 8/31/09	Set by 8/31/09	Set by 8/31/09

[1]	Adjusted Net Income Full Year means Adjusted Net Income as reported in the Corporation’s Form 8-K filing reporting the Corporation’s results for the 4th Quarter of 2009 and may be

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adjusted to exclude the following items (if any): losses from discontinued operations, the cumulative effects of changes in Generally Accepted Accounting Principles, any one-time charge or dilution resulting from any acquisition or divestiture, the effect of changes to our effective federal or state tax rates, extraordinary items of loss or expense, and any other unusual or nonrecurring items of loss or expense, including restructuring charges. The Compensation Committee may exercise discretion to include all or part of an item of loss or expense.

[2]	Adjusted Net Income First Half-Year means Adjusted Net Income as reported in the Corporation’s Form 8-K filing reporting the Corporation’s results for the 2nd Quarter of 2009 and may be adjusted to exclude the following items (if any): losses from discontinued operations, the cumulative effects of changes in Generally Accepted Accounting Principles, any one-time charge or dilution resulting from any acquisition or divestiture, the effect of changes to our effective federal or state tax rates, extraordinary items of loss or expense, and any other unusual or nonrecurring items of loss or expense, including restructuring charges. The Compensation Committee may exercise discretion to include all or part of an item of loss or expense.
Executive Officer Strategic MBOs: CEO, EVPs, and SVPs generally share the following strategic MBOs for 2009:
MBO:

Performance Goal	Threshold Performance	Target Performance	Maximum Performance
PPG[1] Adjusted Revenue[2]	$[**]m	$[**]m	$[**]m
Diversified Pre-Tax ANI	$[**]m	$[**]m	$[**]m
Diversified ANI

2009 Budget
Strategic Initiatives		(millions)
[**]		[**]
[**]		[**]
[**]		[**]
[**]		[**]
[**]		[**]
[**]		[**]
[**]	$	[**]
Total	$	[**]

[1]	PPG: Price Per Gallon

[2]	PPG Adjusted Revenue is reported 2009 Revenue adjusted for the difference between reported 2009 PPG and Board-approved budgeted 2009 PPG.
Vice President MBOs: Each Vice President generally has 1-2 MBOs, which may include a targeted strategic or operational MBO.

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Manager MBOs: Each Manager or Director generally has 1-2 MBOs. Manager MBOs will generally mirror the MBOs assigned to their VP, however, in some cases managers may be assigned a targeted strategic or operational MBO.
STIP Weightings for First Half-Year Period Calculations and Payout

Adj Net Income
Associates and Team Leaders	100%
Payout Levels for First Half-Year Period
In 2009, the Company must achieve at least threshold results for Adjusted Net Income in order to pay out any portion of the Short Term Incentive Program.

Performance Results	Payout %
Threshold	25%
Threshold/Target	62.5%
Target	100%
Target/Max	100%
Max	100%
Note: Payout levels of the corporate metric payout levels will be incrementalized.
Payout Levels for Second Half-Year Period
In 2009, the Company must achieve at least threshold results for Adjusted Net Income in order to pay out any portion of the Short Term Incentive Program.

Performance Results	Payout %
Threshold	25%
Threshold/Target	62.5%
Target	100%
Target/Max	150%
Max	200%
Note: Payout levels of the corporate metric payout levels will be incrementalized.
Special Provision for Payout of First Half-Year Periods where Actual Performance Exceeds Target
In the case of a First Half-Year Period where the actual performance exceeds Target, payout will be capped at Target. The Chairman, President, and Chief Executive Officer may exercise discretion to modify First Half-Year Period and Second Half-Year Period payouts based on Company performance or other factors.

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Sales Leadership Incentive Plans:
Individuals in certain, specified jobs within the leadership positions of the sales function will have additional incentive opportunity under this program. These additional incentive opportunities are as follows:
2009 EVP, Sales and Marketing and SVP, Corporate Payment Solutions Incentive Plan

				2009
		2009		MasterCard
2009 New	New Funded	MasterCard		New Business
Funded	Gallons	New Business		Profitability	Overall Plan
Gallons	Performance	Profitability		Performance	Performance	EVP, Sales	SVP, Sales
(75%)	Level	(25%)		Level	Level	Payout	Payout
[**]	100%	$	[**]	100%	Miss	$—	$—
[**]	110%	$	[**]	115%	Threshold	$50,000	$25,000
[**]	120%	$	[**]	125%	Target	$100,000	$50,000
[**]	125%	$	[**]	135%	Target/Max	$150,000	$75,000
[**]	130%	$	[**]	140%	Max	$200,000	$100,000
No payout below Threshold level in the plan
Payout for performance between levels above threshold will be incrementalized
If results exceed maximum of special incentive plan, CEO can recommend higher payout for approval